UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 4, 2004
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                                  Merisel, Inc.
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                   (Exact name of registrant as specified in its charter)

        Delaware                    0-17150                    95-4172359
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(State or other jurisdiction (Commission File Number)       (IRS Employer
    of incorporation)                                      Identification No.)

200 Continental Boulevard, El Segundo, California                 90245-0948
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code    (310)615-3080
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                                   Not Applicable
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        (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

                  On October 1, 2004, Merisel, Inc. (the "Company") received a notice from the staff of The Nasdaq Stock Market (the "Staff") stating that the Company's common stock will be delisted from The Nasdaq National Market at the opening of business on October 12, 2004 pursuant to Marketplace Rules 4300 and 4330(a)(3). Marketplace Rules 4300 and 4330(a)(3) provide Nasdaq with discretionary authority to apply more stringent criteria for continued listing and terminate the inclusion of particular securities based on any event, condition or circumstance which occurs that makes continued listing inadvisable or unwarranted, even though the securities meet all enumerated criteria for continued inclusion in Nasdaq, or because Nasdaq deems it necessary to prevent fraudulent and manipulative acts or to protect investors and the public interest. The notice states that the Staff believes that the Company is not currently engaged in active business operations and is therefore a "public shell," which may be subject to market abuses or other violative conduct detrimental to the interests of the investing public.

                  The Company has appealed the Staff's determination to delist the Company's common stock to a Nasdaq Listing Qualifications Panel, which will conduct a hearing on the matter. Delisting of the common stock will be stayed pending such appeal.

Item 7.01.        Regulation FD Disclosure.

                  On October 4, 2004, the Company issued a press release indicating that it had received the delisting notice from The Nasdaq Stock Market. In the press release, the Company stated that it has appealed the Staff's decision to delist the Company's common stock and that the Company believes that continued listing of its common stock is consistent with the rules and standards of Nasdaq. The press release is incorporated herein to this Form 8-K by reference and a copy of the press release is attached hereto as Exhibits 99.1.

                  Note: The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01         Financial Statements and Exhibits.

         (c)  Exhibits.

            Exhibit
             Number                    Description


              99.1      Press release of Merisel, Inc. dated October 4, 2004


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                MERISEL, INC.
                                   -------------------------------------------
                                                 (Registrant)



Date       October 4, 2004

                                   /s/Timothy N. Jenson
                                   -------------------------------------------
                                    Timothy N. Jenson
                                    Chief Executive Officer and President





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                                  EXHIBIT INDEX

      Exhibit No.          Exhibit Description

      99.1                 Press release of Merisel, Inc. dated October 4, 2004